                     SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                  FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (date of earliest event reported):  June 24, 1998


                                RENTECH, INC.
            (Exact name of registrant as specified in charter)



  Colorado                      0-19260                 84-0957421
  (State or other               Commission              I.R.S. Employer
  jurisdiction of               File No.                Identification No.
  incorporation or
  organization)

  1331 17th Street, Suite 720, Denver, Colorado               80202
  (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code:  (303) 298-8008


  Item 5.  Other Materially Important Events.

       Rentech, Inc. is continuing negotiations with Texaco Natural Gas, Inc., a subsidiary of Texaco, Inc. to establish a business relationship to accelerate the development and licensing of Rentech's Process Technology and to commercially exploit the technology on a worldwide basis in conjunction with Texaco's proprietary gasification technology for the gasification of solids and liquid feedstocks. Rentech's management is optimistic that these negotiations will be successfully concluded in the relatively near future. There are no assurances as to whether or when an agreement might be reached.


                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENTECH, INC.



  Date:  June 24, 1998          By:   (Signature)
                                   ---------------------------------------
                                   Dennis L. Yakobson, President